UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 12, 2012

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California		94163
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Wells Fargo & Company (the “Company”) announced on June 12, 2012 the pricing, and announced on June 13, 2013 the initial results and amendment, of the previously announced tender offers for certain outstanding debt securities of the Company and a subsidiary. A copy of the press releases are attached as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

  (d) Exhibits

99.1	Press Release dated June 12, 2012.

99.2	Press Release dated June 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: June 13, 2012	/s/ Barbara S. Brett
Barbara S. Brett
Senior Vice President and Assistant Treasurer

Index to Exhibits

Exhibit No.	Description	Method of Filing

99.1	Press Release dated June 12, 2012.	Electronic Transmission

99.2	Press Release dated June 13, 2012.	Electronic Transmission

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